Exhibit 10.3

SECOND AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This SECOND AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of July 22, 2009 (this “Amendment”), by and among MILACRON INC., a Delaware corporation (“Parent”), CIMCOOL INDUSTRIAL PRODUCTS INC., a Delaware corporation (“Cimcool”), MILACRON MARKETING COMPANY, an Ohio corporation (“Marketing”), MILACRON PLASTICS TECHNOLOGIES GROUP INC., a Delaware corporation (“Plastics”), and D-M-E COMPANY, a Delaware corporation (“D-M-E Company”) (Parent, Cimcool, Marketing, Plastics and D-M-E Company are collectively referred to herein as the “Borrowers” and individually as a “Borrower”); the other Credit Parties signatory hereto as Guarantors; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (“Agent”), and the other Lenders (as defined below) signatory hereto from time to time.

WHEREAS, Borrowers, Guarantors, the lenders party thereto from time to time (“Lenders”) and Agent are parties to that certain Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of March 11, 2009, as amended by that certain First Amendment to Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement, dated as of May 12, 2009 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have agreed to make, and have made, certain loans and other financial accommodations to Borrowers;

WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders amend certain terms and conditions of the Credit Agreement, as more fully set forth herein; and

WHEREAS, Agent and Lenders have agreed to make such amendments to the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.

Definitions.  All terms used herein which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.

2.

Amendments to Credit Agreement.

(a)

Section 6.5 of the Credit Agreement, Loans, Advances, Investments, Etc., is hereby amended and modified by deleting subsection (n) of such Section in its entirety and inserting the following in lieu hereof:

“(n)

investments by a Credit Party in Foreign Subsidiaries in an amount not to exceed, $8,000,000 (provided that notwithstanding the foregoing, the aggregate amount of investments permitted under this clause (n) shall not exceed $6,500,000 without the prior written consent of Agent) during the term of this Agreement so long as the proceeds of such investment are directly, or indirectly, applied by such Foreign Subsidiary in accordance with the DIP Budget.”

(b)

Annex A to the Credit Agreement, Definitions, is hereby amended and modified by deleting subsection (i) from the definition of “Permitted Indebtedness” in its entirety and inserting the following in lieu hereof:

“(i)

the following intercompany Indebtedness:  (i) Indebtedness of any Domestic Credit Party to any other Domestic Credit Party, in each case to the extent such Indebtedness is (A) evidenced by a promissory note with terms and provisions reasonably acceptable to Agent, (B) promptly pledged to Agent pursuant to the Pledge Agreement, and (C) subject to an Intercompany Subordination Agreement or such other subordination provisions acceptable to Agent; (ii) Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary; (iii) Indebtedness of any Domestic Subsidiary that is not a Credit Party to any other Domestic Subsidiary that is not a Credit Party to the extent that the aggregate principal amount of such Indebtedness outstanding at any time does not exceed $250,000; (iv) unsecured Indebtedness of any Credit Party owing to any Foreign Subsidiary resulting from loans or advances made by a Foreign Subsidiary to a Credit Party, to the extent such Indebtedness is subject to an Intercompany Subordination Agreement or such other subordination provisions acceptable to Agent; (v) unsecured Indebtedness of Parent owing to Milacron Assurance in connection with the self-insurance program of Parent and its Subsidiaries to the extent such Indebtedness (A) is evidenced by a promissory note with terms and provisions reasonably acceptable to Agent, (B) is subject to an Intercompany Subordination Agreement or such other subordination provisions acceptable to Agent, (C) will not be repaid in amounts in excess of the amounts necessary to pay the obligations of Milacron Assurance under the self-insurance program for the benefit of Parent and the Subsidiaries permitted under Section 5.7 and (D) to the extent repaid by Parent to Milacron Assurance for Milacron Assurance to make available to a Foreign Subsidiary in respect of such self-insurance program, will result, prior to or concurrently with such repayment, in Foreign Subsidiaries remitting, transferring or otherwise repatriating funds to a Credit Party in an aggregate US dollar amount equal to the amount repaid by Parent for such purpose; and (vi) Indebtedness of any Foreign Subsidiary owing to any Credit Party existing as of the Closing Date and listed on Schedule 6.2 (but not the increase, extension of maturity, refinancing or other modification thereof) and as permitted by Section 6.5(n);”

3.

Conditions to Effectiveness.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction in full of the following conditions precedent

(a)

Agent shall have received counterparts of this Amendment that bear the signatures of each of Credit Parties, Agent and Lenders;

(b)

Agent shall have received a copy of an amendment (or similar agreement), in form and substance reasonably satisfactory to Agent, duly executed by Credit Parties, DIP Term Loan Agent, and DIP Term Loan Lenders amending the corresponding provisions of the DIP Term Loan Agreement; and

(c)

Agent shall have received such other information, documents, instruments or approvals as Agent may require.

4.

Credit Parties’ Representations and Warranties.  Each Credit Party represents and warrants to Agent and Lenders as follows:

(a)

Such Credit Party (i) is duly organized, validly existing and in good standing under the laws of the state, province or other applicable jurisdiction of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Credit Agreement, as amended hereby.

(b)

The execution, delivery and performance by such Credit Party of this Amendment and the performance by such Credit Party of the Credit Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under such Credit Party’s organizational documents, any material applicable law, rule or regulation any applicable order, judgment or decree of any Governmental Authority or any material contractual restriction on or otherwise affecting it or any of its properties (including, without limitation, the Senior Secured Note Documents), and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Credit Party’s property, other than Lien securing obligations in an aggregate amount not exceeding $100,000.

(c)

No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by such Credit Party of this Amendment or the performance by such Credit Party of the Credit Agreement, as amended hereby.

(d)

This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their terms except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(e)

Immediately after giving effect to this Amendment, (i) except for such matters as have been fully disclosed to Agent in writing by or on behalf of Borrowers, the representations and warranties contained in the Credit Agreement are correct on and as of the date of this Amendment as though made on and as of the date hereof (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of

Default has occurred and is continuing (or would result from this Amendment becoming effective in accordance with its terms).

5.

Acknowledgements.

(a)

Each Borrower hereby acknowledges, confirms and agrees that as of the close of business on July 21, 2009, Borrowers were indebted to the Lenders for Advances and other extensions of credit under the Loan Documents in an aggregate principal amount of $25,293,643.56 (collectively, the “Second Amendment Date Obligations” and together with all fees, expenses, interest and other amounts required to be paid under the Loan Documents, collectively, the “Existing Obligations”). The Existing Obligations are unconditionally owing by Borrowers to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)

Each Credit Party hereby acknowledges, confirms and agrees that Agent, for the benefit of Lenders, has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral granted to Agent, for the benefit of Lenders, pursuant to the Loan Documents or otherwise granted to or held by Agent, for the benefit of the Lenders.

(c)

Each Guarantor consents to the execution and delivery by Borrowers of this Amendment and jointly and severally ratify and confirm the terms of their Guaranty with respect to the Indebtedness now or hereafter outstanding under the Credit Agreement, as amended hereby, and all Notes issued thereunder.

6.

Continued Effectiveness of Credit Agreement.  Each Credit Party hereby (a) confirms and agrees that the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to (i) “the Credit Agreement”, “hereto”, “hereof”, “hereunder”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Agent, for the ratable benefit of Lenders, or to grant to Agent, for the ratable benefit of Lenders, a security interest in or Lien on, any Collateral as security for the Obligations of the Credit Party, or any of their respective Subsidiaries from time to time existing in respect of the Credit Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Credit Agreement, or the amendments and consents granted hereunder shall relieve any Credit Party from complying with such terms and provisions other than as expressly amended or consented to hereby or from complying with any other term or provision thereof or herein.

7.

Release.  Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) each of Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its respective obligations to Credit Parties and their Affiliates under the Credit Agreement and the other Loan Documents.  Notwithstanding the foregoing, Credit Parties wish (and Agent and Lenders agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect Agent’s or any Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Loan Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Agent and each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, arising out of, connected with or related in any way to the Credit Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

8.

Miscellaneous.

(a)

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic method shall be equally as effective as delivery of an original executed counterpart of this Amendment.

(b)

Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.  Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

(d)

Borrowers will pay on demand all reasonable fees, costs and expenses of Agent and Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Credit Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to Agent and Lenders.

(e)

This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.  Accordingly, it shall be an Event of Default under the Credit Agreement if any representation or warranty made or deemed made by any Credit Party under or in connection with this Amendment shall have been incorrect when made or deemed made or if any Credit Party fails to perform or comply with any covenant or agreement contained herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

MILACRON INC.

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

CIMCOOL INDUSTRIAL PRODUCTS INC.

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

MILACRON MARKETING COMPANY

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

MILACRON PLASTICS TECHNOLOGIES GROUP INC.

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

D-M-E COMPANY

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

CREDIT PARTIES:

MILACRON CAPITAL HOLDINGS B.V.

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

MILACRON CANADA LTD.

By: /s/ David E. Lawrence

Name:  David E. Lawrence

Title:  President & CEO

ADMINISTRATIVE AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL

CORPORATION, as Agent and Lender

By: /s/ Thomas Morante

Name:  Thomas Morante

Title:  Duly Authorized Signatory